1
st
Quarter 2013 Earnings Conference Call
April 18, 2013
Exhibit 99.2
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Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-
interest income and expense related activities; (6) residential mortgage and secondary market activity; (7)
changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquisitions; and (11) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

First Quarter 2013 Results
Overview / 1Q 2013 vs. 4Q 2012
Operating earnings of $57.9 million or $0.18 per share
Operating net interest margin of 3.38%, down 25 bps
Loan growth of $424 million, 8% annualized growth rate
Deposit growth of $41 million, 1% annualized growth rate
Non-interest income decreased $1.4 million to $82.9 million
Operating non-interest expense decreased $0.5 million to $204.0 million
Efficiency ratio was 64.1% compared to 63.1% last quarter
Net charge-offs were 24 bps compared to 19 bps last quarter
Continued optimization of capital
Repurchased 11.1 million shares, or $144 million, at a weighted average price of $12.96 per share
22.3 million shares of common stock remain available for repurchase
TCE/TA ratio decreased to 9.6% from 10.2% as we continued to efficiently deploy capital

3.63%
3.38%
0.01%
(0.07%)
(0.05%)
(0.05%)
(0.04%)
(0.03%)
(0.02%)
4Q 2012 Investments Senior
Notes
Calendar
Days
New loan
volume
Acquired
loan
accretion
Loan
repricing/
amort
Deposit
Rates/ Mix
1Q 2013
Operating Net Interest Margin
Linked Quarter Change
(%)

Acquired Loan Portfolio
Acquired loans initially
recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
Accounting model is cash-flow based:
Contractual cash flows (principal & interest) less expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)
Expected cash flows (principal & interest) less fair value = accretable yield
Expected cash flows are regularly reassessed and compared to actual cash collections
As of 3/31/13
(in $ millions)
Carrying
Amount a, b
Carrying Amount Component b
NPLs
c
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition d
Accretable
Yield
Non-Accretable
Difference
Danvers (7/1/11) $   971.6 $316.1 $  17.8 $  49.1 36% $  19.6
Smithtown (11/30/10) 711.3 338.6 110.1 77.9 141% 127.0
Others (various dates) 400.2 92.3 29.1 53.7 54% 28.4
Total $2,083.1 $747.0 $157.0 $180.7
(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown, $1.6BN; and Danvers, $1.9BN.
(b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.
(c) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.
(d) Includes approximately $6.0MM of charge-offs applied against reserves established subsequent to acquisition.

Acquired Loan Portfolio
Amortization of Original Discount on Acquired Loan Portfolio
Note:
1. Excluding FinFed, the weighted average coupon on the acquired loan portfolio is 4.91%
2. Represents the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio
$ in millions, except per share data
Impact on Net Interest Margin Impact on Earnings Per Share
1Q13 Total Accretion (All interest income on acquired loans) 37 Interest Income from Amortization of Original Discount on Acq. Loan Portfolio 9.1
4Q12 Acquired Loan Portfolio Carrying Amount 2,238 1Q13 Effective Tax Rate 32.5%
1Q13 Acquired Loan Portfolio Carrying Amount 2,083
1Q13 Average Acquired Loan Portfolio 2,161 1Q13 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio 6.2
Effective Yield on Acquired Loan Portfolio 6.85% 1Q13 Weighted Average Shares Outstanding 325.2
Weighted Average Coupon on Acquired Loan Portfolio
1
5.16%
1Q13 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio $0.02
Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio 1.69%
Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio 9.1
1Q13 Average Earning Assets 26,421
Add: Average unamortized loan discount 2 56
Adjusted 1Q13 Average Earning Assets 26,477
Impact on Overall Net Interest Margin (bps) 14
Operating Net Interest Margin 3.38%
Adjusted Net Interest Margin 3.24%
Amortization of Original Discount on Acquired Loan Portfolio Amortization of Original Discount on Acquired Loan Portfolio

6 Loans Linked Quarter Change (in $ millions) Annualized Linked QTD change 7.8% 21,737 498 81 (155) 22,161 Dec 31, 2012 Commercial Banking Retail Acquired Mar 31, 2013

Total
Commercial
Retail
21,751
172
(131)
21,792
5,745
5,614
16,006
16,178
Dec 31, 2012
Retail
Commercial
Mar 31, 2013
Annualized Linked QTD change
0.8%

People's United Financial, Inc.

7 Deposits Linked Quarter Change (in $ millions)

84.3
82.9
(1.3)
(0.8)
(0.4)
1.6
0.4
(0.6)
(0.3)
4Q 2012 Bank Service
Charges
Loan Prepay
Fees
Gain on Resi
Mtg loan sales
Gain on Acq
loan sales
Insurance Brokerage
Commission
Other 1Q 2013
Non-Interest Income
Linked Quarter Change
(in $ millions)

Total
Non-Operating
Operating
Non-Interest Expense
Linked Quarter Change
(in $ millions)
207.4 212.0
204.5
5.1
2.7
1.1
(3.2)
(1.1)
204.0
2.9
8.0
4Q 2012 Non-
Operating
Payroll
Related Costs
REO Expense Prof &
Outside Svc
Other 1Q 2013

1.42
1.48
1.97
2.55
1.00
2.00
3.00
4.00
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013
PBCT Peer Group Median Top 50 Banks by Assets
Since 1Q 2010
Asset Quality
NPAs / Loans & REO* (%)
* Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
Source: SNL Financial and Company filings

11 Since 1Q 2010 Asset Quality Net Charge-Offs / Avg. Loans (%) Source: SNL Financial and Company filings * Excluding acquired loan charge-offs, PBCT’s 1Q 2013 charge-off ratio was 0.18%

$68.14
Loans ($Bn)
Loans per Share
$23
$22
$21
$20
$19
$18
$17
$16
$15
$14
$70
$65
$60
$55
$50
$45
$40
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Gross Loans ($BN)
Loans per Share

$67.01
Deposits ($Bn)
Deposits per Share
$23
$22
$21
$20
$19
$18
$17
$16
$15
$14
$70
$65
$60
$55
$50
$45
$40
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Deposits ($BN)
Deposits per Share

People's United Financial, Inc.

12 Loans Deposits Growing Future Earnings Per Share Loans and Deposits per Share

Operating ROAA Progress
Since 1Q 2010
0.60%
0.57%
0.48%
0.61%
0.85%
0.90%
0.96%
0.84%
0.86%
0.97%
0.91%
0.87%
0.77%
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013

Operating ROATE Progress
Since 1Q 2010
3.5%
3.4%
2.9%
4.0%
6.4%
6.9%
7.8%
7.2%
7.8%
8.9%
8.6% 8.6%
8.1%
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013

Notes:
1. Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2. Tier 1 Common represents total stockholder’s equity, excluding goodwill and other acquisition-related intangibles, divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%
Capital Ratios
Since 1Q 2010
1Q 2010 1Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
People’s United Financial
Tang. Com. Equity/Tang. Assets 18.7% 13.9% 11.7% 11.4% 11.2% 10.2% 9.6%
Leverage Ratio
1, 5
19.2% 14.5% 12.1% 11.8% 11.5% 10.6% 10.0%
Tier 1 Common ²
23.1% 17.1% 13.9% 13.6% 13.6% 12.7% 12.0%
Tier 1 Risk-Based Capital
3, 5
23.9% 17.9% 14.4% 14.1% 14.1% 13.2% 12.5%
Total Risk-Based Capital
4, 5
25.6% 19.4% 16.0% 15.6% 15.6% 14.7% 13.7%
People’s United Bank
Leverage Ratio
1, 5
12.3% 11.4% 11.0% 10.9% 10.8% 9.8% 9.7%
Tier 1 Risk-Based Capital
3, 5
15.4% 13.9% 13.1% 13.0% 13.2% 12.2% 12.1%
Total Risk-Based Capital
4,5
16.3% 14.8% 14.0% 14.0% 14.1% 13.1% 13.5%

Summary
Sustainable Competitive Advantage
Premium brand built over 170 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strong leadership team
Solid net interest margin
Superior asset quality
Focus on relationship-based banking
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Improving profitability
Returning capital to shareholders
Strong capital base

Appendix
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For 4Q 2012 we were more than twice as asset sensitive as the estimated median of our peer group
Currently for an immediate parallel increase of 100bps, our net interest income is projected to increase by ~$49MM on an annualized basis
Yield curve twist scenarios confirm that we are reasonably well protected from bull flattener
(short rates are unchanged, long rates fall) and benefit considerably from bear flattener environments (short rates rise, long rates are unchanged)
Notes:
1. Analysis is as of 12/31/12 filings
2. Data as of 12/31/12 SEC filings; where exact +100bps shock up scenario data was not provided, PBCT interpolated based on data disclosed
3. Data as of 12/31/12 SEC filings; where exact +200bps shock up scenario data was not provided, PBCT interpolated based on data disclosed
Current Asset Sensitivity
Net Interest Income at Risk ¹
Analysis involves PBCT estimates, see notes below
Change in Net Interest Income
Scenario
Lowest
Amongst Peers
Highest
Amongst Peers Peer Median
PBCT Multiple to
Peer Median
Shock Up
100bps ²
-2.9% 5.5% 2.0% 2.6x
Shock Up
200bps ³
-4.8% 11.0% 4.5% 2.6x

19 Net Interest Margin (%) 3.97 3.88 3.82 3.63 3.38 3.97 3.96 3.89 3.63 3.38 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 Margin- Operating Margin- GAAP Note: GAAP margin includes cost recovery income

Efficiency Ratio (%)
Since 1Q 2010
76.1%
73.1%
72.4%
71.9%
66.0%
65.5%
62.4%
62.3%
63.6%
61.5%
61.4%
63.1%
64.1%
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013

Allowance for Loan Losses
Originated Portfolio Coverage Detail
(in $ millions)
1.13%
1.11%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Commercial
Banking
1.57%
0.32%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Retail Banking
Commercial ALLL - $159.5 million
98% of Commercial NPLs
Retail ALLL - $18.0 million
20% of Retail NPLs
Total ALLL - $177.5 million
71% of Total NPLs
1.25%
0.88%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Total

Operating Dividend Payout Ratio
Since 1Q 2010
175%
180%
209%
157%
104%
98%
87%
96%
93%
82%
84%
85%
91%
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013

Peer Group
Firm Ticker City State
1 Associated ASBC Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYCB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

For more information, investors may contact:
Peter Goulding, CFA
203-338-6799
peter.goulding@peoples.com
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